Offerings - Offering: 1	Jan. 30, 2026 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 62,632,113.74
Amount of Registration Fee	$ 8,649.49
Offering Note

(1)
Calculated as the aggregate maximum purchase price based upon the net asset value per share as of September 30, 2025 of $24.07 and the offer to purchase up to 2,602,082 shares. The fee of $8,649.49 was paid in connection with the filing of the Schedule TO-I by BlackRock Private Credit Fund (File No. 005-94050) on October 31, 2025 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.

(2)
Calculated at $138.10 per $1,000,000 of the Transaction Value in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026 and previously paid.